Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Document Security Systems, inc. (the “Company”) on Form 10-Q for the quarter ending June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Jones, Controller and Principal Accounting Officer of the Company, respectfully certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of the section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006

/s/ Philip Jones
Philip Jones Controller/Principal Accounting Officer